Hennessy Total Return Fund
Schedule of Investments
January 31, 2022 (Unaudited)

	Number of
	Shares/Par		% of
	Amount	Value	Net Assets
COMMON STOCKS - 68.99%
Communication Services - 6.90%
Verizon Communications, Inc.	70,600	$3,758,038	6.90%

Consumer Staples - 13.63%
The Coca-Cola Co.	62,200	3,794,822	6.97%
Walgreens Boots Alliance, Inc.	72,800	3,622,528	6.66%
		7,417,350	13.63%
Energy - 7.46%
Chevron Corp.	30,900	4,058,097	7.46%

Financials - 2.87%
JPMorgan Chase & Co.	10,500	1,560,300	2.87%

Health Care - 14.01%
Amgen, Inc.	16,900	3,838,666	7.05%
Merck & Co., Inc.	46,500	3,788,820	6.96%
		7,627,486	14.01%
Industrials - 6.34%
3M Co.	20,800	3,453,216	6.34%

Information Technology - 10.86%
Cisco Systems, Inc.	1,900	105,773	0.19%
Intel Corp.	39,300	1,918,626	3.53%
International Business Machines Corp.	29,100	3,886,887	7.14%
		5,911,286	10.86%
Materials - 6.92%
Dow, Inc.	63,100	3,768,963	6.92%
Total Common Stocks (Cost $33,461,396)		37,554,736	68.99%

SHORT-TERM INVESTMENTS - 74.11%
Money Market Funds - 2.48%
First American Government Obligations Fund, Institutional Class, 0.03% (a)	1,349,741	1,349,741	2.48%

U.S Treasury Bills - 71.63%
0.045%, 02/10/2022 (b)(c)	12,000,000	11,999,880	22.04%
0.055%, 03/17/2022 (b)(c)	12,000,000	11,999,487	22.04%
0.120%, 04/14/2022 (b)(c)	15,000,000	14,996,024	27.55%
		38,995,391	71.63%
Total Short-Term Investments (Cost $40,345,807)		40,345,132	74.11%

Total Investments (Cost $73,807,203) - 143.10%		77,899,868	143.10%
Liabilities in Excess of Other Assets - (43.10)%		(23,462,003)	(43.10)%
TOTAL NET ASSETS - 100.00%		$54,437,865	100.00%

Percentages are stated as a percent of net assets.

(a) The rate listed is the fund’s seven-day yield as of January 31, 2022.
(b) The rate listed is the discount rate at issue.
(c)		All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $25,996,926.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2022
The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee, among other things,  is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of January 31, 2022, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,758,038	$–	$–	$3,758,038
Consumer Staples	7,417,350	–	–	7,417,350
Energy	4,058,097	–	–	4,058,097
Financials	1,560,300	–	–	1,560,300
Health Care	7,627,486	–	–	7,627,486
Industrials	3,453,216	–	–	3,453,216
Information Technology	5,911,286	–	–	5,911,286
Materials	3,768,963	–	–	3,768,963
Total Common Stocks	$37,554,736	$–	$–	$37,554,736

Short-Term Investments
Money Market Funds	$1,349,741	$–	$–	$1,349,741
U.S. Treasury Bills	–	38,995,391	–	38,995,391
Total Short-Term Investments	$1,349,741	$38,995,391	$–	$40,345,132

Total Investments	$38,904,477	$38,995,391	$–	$77,899,868

Reverse Repurchase Agreements - The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.

Schedule of Reverse Repurchase Agreements
Face Value	Counterparty	Rate	Principal Trade Date	Maturity Date	Maturity Amount
$7,196,000	Jefferies LLC	0.25%	11/12/2021	02/10/2022	$7,200,348
7,196,000	Jefferies LLC	0.25%	12/16/2021	03/17/2022	7,200,498
8,995,000	Jefferies LLC	0.30%	01/13/2022	04/14/2022	9,001,746
$23,387,000					$23,402,592

As of January 31, 2022, the fair value of securities held as collateral for reverse repurchase agreements was $25,996,926, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of January 31, 2022, was $23,387,000. The face value plus interest due at maturity is equal to $23,402,592.

For the three months ended January 31, 2022, the average daily balance and average interest rate in effect for reverse repurchase agreements were $22,761,261 and 0.23%, respectively.